THE ADVISORS' INNER CIRCLE FUND


                          TS&W FIXED INCOME PORTFOLIO

                       SUPPLEMENT DATED JANUARY 24, 2013
                                     TO THE
         PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                              DATED MARCH 1, 2012

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund (the "Trust") approved an Agreement and Plan of Reorganization between the Trust, on behalf of the TS&W Fixed Income Portfolio (the "Fund"), and Nationwide Mutual Funds (the "NMF Trust"), a Delaware statutory trust, whereby the Fund would be reorganized into a newly-organized series of the NMF Trust, the Nationwide Core Plus Bond Fund (the "Acquiring Fund"). The Acquiring Fund will have the same investment objective and portfolio manager as the Fund, and will have substantially similar investment strategies and polices as the Fund. Thompson Siegel & Walmsley LLC, the investment adviser to the Fund, will serve as the investment sub-adviser to the Acquiring Fund and Nationwide Fund Advisors will serve as the investment adviser to the Acquiring Fund. The reorganization is intended to be tax-free, meaning that the Fund's shareholders will become shareholders of the Acquiring Fund without realizing any gain or loss for federal tax purposes.

The Board's decision to reorganize the Fund is subject to shareholder approval. Shareholders of record of the Fund on or about January 31, 2013 will receive a proxy statement/prospectus that contains important information about the reorganization and the Acquiring Fund, including information about investment strategies and risks, fees and expenses. The proxy statement/prospectus should be read carefully before making any investment decisions. If approved by shareholders, the reorganization is anticipated to close in the early second quarter of 2013.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Acquiring Fund, nor is it a solicitation of any proxy.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.